UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 13, 2009
CONSECO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)
(317) 817-6100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction.
On November 13, 2009, Conseco, Inc. (the “Company”) announced the completion of its previously-announced private sale of 16.4 million shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and warrants to purchase, upon exercise, an aggregate of 5.0 million shares of Common Stock at an exercise price of $6.50 per share (subject to adjustment for certain events) (the “Warrants”, and together with the Shares, the “Securities” and such transaction, the “Private Placement”) to Paulson & Co. Inc. on behalf of the several investment funds and accounts managed by it (“Paulson”). Pursuant to the Stock and Warrant Purchase Agreement between the Company and Paulson, dated as of October 13, 2009, Paulson paid an aggregate purchase price of $77.9 million for the Securities.
In addition, on November 13, 2009, the Company issued approximately $176.5 million of aggregate principal amount of 7.0% Convertible Senior Debentures due 2016 (the “New Debentures”) in connection with the first closing of the previously-announced private offering of up to $293.0 million aggregate principal amount of New Debentures.
Finally, on November 13, 2009, the Company settled its tender offer for any and all of its 3.50% Convertible Debentures due September 30, 2035 that it launched on October 15, 2009 and expired at midnight, New York City time, on November 12, 2009 (the “Tender Offer”).
Item 1.01. Entry into a Material Definitive Agreement.
In connection with the Private Placement, the Company and Paulson entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Further information regarding the Investor Rights Agreement is set forth in Item 1.01 of the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2009, which is incorporated herein by reference.
In addition, further information regarding the New Debentures is set forth in Item 1.01 of the Company’s Current Report on Form 8-K that was filed with the SEC on October 19, 2009, which is also incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
Further information regarding the sales of the Securities and the New Debentures, which were not registered under the Securities Act of 1933, as amended, is set forth in Item 3.02 of the Company’s Current Reports on Form 8-K that were filed with the SEC on October 13, 2009 and October 19, 2009, respectively, which is incorporated herein by reference.
Item 8.01. Other Events.
On November 13, 2009, the Company issued press releases announcing (i) the expiration of the Tender Offer and the acceptance of all of the Existing Debentures tendered and not withdrawn; (ii) the completion of the Private Placement and (iii) the first closing of the Company’s previously-announced private offering of up to $293.0 million aggregate principal amount of its

New Debentures. The press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.
Further information regarding the Company’s New Debentures is set forth in the Company’s Current Report on Form 8-K that was filed with the SEC on October 19, 2009, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 13, 2009.

99.2	Press Release, dated November 13, 2009.

99.3	Press Release, dated November 13, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSECO, INC.
DATED: November 13, 2009	By:	/s/ John R. Kline
		Name:	John R. Kline
		Title:	Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 13, 2009.

99.2	Press Release, dated November 13, 2009.

99.3	Press Release, dated November 13, 2009.